UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 2, 2005

VALLEY FINANCIAL CORPORATION

VIRGINIA	000-28342	54-1702380
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

36 Church Avenue, S.W.

Roanoke, Virginia 24011

(Address of principal executive offices)

(540) 342-2265

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Press Release

Valley Financial Corporation

November 2, 2005

Item 2.02. Results of Operations and Financial Condition.

Valley Financial Corporation (the “Company”), the holding company for Roanoke, VA-based Valley Bank, announced on November 2, 2005 a restatement of its financial results for the quarter ended September 30, 2005, which were much better than previously reported. The consolidated financial results for the nine-month period ended September 30, 2005 are correct as reported on October 21, 2005. The restatement is detailed in the Company’s Press Release dated November 2, 2005 filed as Exhibit 99 to this Form 8-K and incorporated by reference herein.

The Company’s common stock is traded over the counter under the symbol VYFC.

Press Release

Valley Financial Corporation

November 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: November 2, 2005	/s/ Kimberly B. Snyder
Kimberly B. Snyder, Senior Vice President and Chief Financial Officer